Accounting Estimates and Judgments	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Accounting estimates and judgments
3	Accounting estimates and judgments
The Entity makes estimates and assumptions concerning the future, based on historical experience and other factors, including expectations of future events. The resulting accounting estimates will, by definition, seldom equal the related actual results. The main estimations and assumptions made by the Entity is included as follow:

•	Allowance of expected credit losses of accounts receivable.

•	Provision for profit sharing.

•	Consolidation of subsidiaries.

•	Fair value measurement of financial assets.

•	Provision for contingent liabilities.

•	Impairment for goodwill and other intangible assets.

•	Fair value measurement of contingent consideration.

•	Fair value of share-based payments.

•	Financial evaluation of compound instruments.